Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the transition report of Energy Transfer Equity, L.P. (the “Partnership”) on Form 10-Q for the four months ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. McReynolds, President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: February 11, 2008

/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

*	A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to and will be retained by Energy Transfer Equity, L.P.